UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2007
____________________

Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction
of incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

2201 South McDowell Boulevard
Petaluma, CA 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Tegal Corporation (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2007 (the “Original Filing”) announcing the election of Carl Muscari as a new director, effective November 20, 2007.  At the time of the Original Filing, Mr. Muscari had not yet been named to any committees of the Company's Board of Directors.  At a meeting of the Company's Board of Directors held on May 20, 2008, Mr. Muscari was named to the Compensation Committee of the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2008	TEGAL CORPORATION
	By:	/s/ Christine Hergenrother
	Name: Title:	Christine Hergenrother Chief Financial Officer